                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                ZALE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                ZALE CORPORATION
                            901 WEST WALNUT HILL LANE
                            IRVING, TEXAS 75038-1003

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996

                                 ______________

     Notice is hereby given that the Annual Meeting of Stockholders of Zale Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, October 30, 1996, at 10:00 a.m., local time, at the Company's headquarters located at 901 West Walnut Hill Lane, Irving, Texas, for the following purposes:

     1. To elect five directors for terms expiring at the 1997 annual meeting of stockholders;

     2. To approve an amendment to the Company's Omnibus Stock Incentive Plan (the "Stock Incentive Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under such plan by an additional 500,000 shares;

     3. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 5, 1996, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be maintained at the Company's headquarters during the ten-day period prior to the date of the annual meeting and will be available for inspection by stockholders, for any purpose germane to the meeting, during ordinary business hours.

     We hope you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person. Your vote is important and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

                                       By Order of the Board of Directors,

                                       Alan P. Shor
                                       SENIOR VICE PRESIDENT, ADMINISTRATION
                                       GENERAL COUNSEL AND SECRETARY

Dallas, Texas
October 2, 1996

                                ZALE CORPORATION
                            901 WEST WALNUT HILL LANE
                            IRVING, TEXAS 75038-1003
                                 (972) 580-4000

                                ----------------

                                 PROXY STATEMENT
                                 OCTOBER 2, 1996

                                ----------------

                               GENERAL INFORMATION

     This Proxy Statement is being furnished by the Board of Directors (the "Board of Directors") of Zale Corporation, a Delaware corporation (the "Company"), to the holders of common stock (the "Common Stock") of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Wednesday, October 30, 1996, and at any and all adjournments thereof.

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Secretary of the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the Amendment to the Company's Omnibus Stock Incentive Plan (the "Stock Incentive Plan"), FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, telegraph or facsimile transmission. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

     At September 5, 1996, the Company had 35,209,126 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on September 5, 1996 will be entitled to notice of, and to vote at, the Annual Meeting.

     This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about October 2, 1996.


                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information with respect to the beneficial ownership, as of September 13, 1996 (except as otherwise noted below), of shares of Common Stock by persons believed by the Company to own beneficially more than five percent of the outstanding shares of Common Stock and by the directors and named executive officers set forth in the Summary Compensation Table herein and the directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Other than as set forth below, no director or executive officer of the Company is known to be the beneficial owner of any shares of Common Stock. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

--------------------------------------------------------------------------------
                                       AMOUNT AND NATURE OF        PERCENT OF
    NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP(1)         CLASS(1)
--------------------------------------------------------------------------------
 FIVE PERCENT STOCKHOLDERS:
  Harris Associates L.P.
  Two North LaSalle Street
  Suite 500                                2,342,440(2)                6.7%
  Chicago, Illinois 60602-3790
--------------------------------------------------------------------------------
 Snyder Capital Management, Inc.
 350 California St., Suite 1460            1,869,800(3)                5.3%
 San Francisco, CA 94101
--------------------------------------------------------------------------------
 DIRECTORS AND
 NAMED EXECUTIVE OFFICERS:
--------------------------------------------------------------------------------
  Robert J. DiNicola                         314,500(4)                 *
--------------------------------------------------------------------------------
  Glen Adams                                  65,750(5)                 *
--------------------------------------------------------------------------------
  Frank E. Grzelecki                           4,250(6)                 *
--------------------------------------------------------------------------------
  Andrea Jung                                    -0-
--------------------------------------------------------------------------------
  Richard C. Marcus                            2,250(7)                 *
--------------------------------------------------------------------------------
  Andrew H. Tisch                             42,250(8)                 *
--------------------------------------------------------------------------------
  Merrill J. Wertheimer                       26,500(9)                 *
--------------------------------------------------------------------------------
  Paul Leonard                                11,250(10)                *
--------------------------------------------------------------------------------
  Beryl Raff                                  16,250(11)                *
--------------------------------------------------------------------------------
  Alan P. Shor                                 9,950(12)                *
--------------------------------------------------------------------------------
 DIRECTORS AND  EXECUTIVE                    544,270(13)               1.5%
 OFFICERS AS A GROUP (16 PERSONS):
--------------------------------------------------------------------------------

-----------------------

*    Represents less than one percent.

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13-d under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2) Consists of (i) 2,290,440 shares of Common Stock as to which Harris Associates L.P. ("Harris"), by reason of advisory and other relationships with the persons who own such shares, may be deemed to have the sole power to dispose or to direct the disposition and (ii) 52,000 shares of Common Stock, as to which Harris, by reason of advisory and other relationships with the persons who own such shares, may be deemed to share the power to dispose or to direct the disposition. Harris Associates, Inc. is the general partner of Harris, and as such may be deemed to beneficially own the 2,342,440 shares of Common Stock beneficially owned by Harris. Harris has been granted the power to vote any shares of Common Stock beneficially owned by it in circumstances it determines to be appropriate in connection with assisting its clients to whom it renders financial advice in the ordinary course of business by either providing information or advice to the persons having such power, or by exercising the power to vote when it determines such action to be appropriate in connection with matters which are submitted to a security holder's vote. Of the 52,000 shares of Common Stock as to which Harris has shared dispositive power, 48,500 shares are beneficially owned by The Oakmark Fund, a series of an investment trust to which Harris serves as investment adviser. The Oakmark Fund has shared voting power with Harris with respect to the shares of Common Stock beneficially owned by The Oakmark Fund. The information provided above was obtained from Harris.

 (3) Consists of (i) 117,100 shares of Common Stock as to which Snyder Capital Management, Inc. ("Snyder") has the sole power to dispose or to direct the disposition and (ii) 1,752,700 shares of Common Stock as to which Snyder has shared power to dispose or to direct the disposition. Of the 1,752,700 shares of Common Stock as to which Snyder has shared dispositive power, Snyder has shared voting power with respect to 1,599,300 shares and no voting power with respect to 153,400 shares. The information provided above was obtained from Snyder.

(4) Includes 312,500 shares of Common Stock which Mr. DiNicola may acquire upon the exercise of options within 60 days after September 13, 1996.

(5) Includes 63,000 shares of Common Stock issuable upon exercise of Series A Warrants held by Mr. Adams and 1,250 shares of Common Stock which Mr. Adams may acquire upon exercise of options within 60 days of September 13, 1996.

(6) Includes 1,250 shares of Common Stock which Mr. Grzelecki may acquire upon exercise of options within 60 days after September 13, 1996.

(7) Includes 1,250 shares of Common Stock which Mr. Marcus may acquire upon exercise of options within 60 days after September 13, 1996.

(8) Includes 20,000 shares of Common Stock held by Mr. Tisch as custodian for his four minor children. The information provided above was obtained from a Form 4 dated January 9, 1995 filed with the Securities and Exchange Commission by Mr. Tisch and 1,250 shares of Common Stock which Mr. Tisch may acquire upon exercise of options within 60 days after September 13, 1996.

(9) Includes 2,000 shares of Common Stock owned by the JAR Family Limited Partners of which Mr. Wertheimer is the general partner and 20,500 shares of Common Stock which Mr. Wertheimer may acquire upon the exercise of options within 60 days after September 13, 1996.

(10) All shares of Common Stock may be acquired by Mr. Leonard upon exercise of options within 60 days after September 13, 1996.

(11) All shares of Common Stock may be acquired by Ms. Raff upon exercise of options within 60 days after September 13, 1996.

(12) Includes 8,750 shares of Common Stock which Mr. Shor may acquire upon exercise of options within 60 days after September 13, 1996.

(13) Includes (i) 423,000 shares of Common Stock which may be acquired upon the exercise of options within 60 days after September 13, 1996 and (ii) 63,000 shares of Common Stock issuable upon the exercise of Series A Warrants held by Mr. Adams.


                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

     Action will be taken at the Annual Meeting for the election of five directors, each of whom will serve until the 1997 annual meeting of stockholders and until his or her successor is elected and qualified.

     The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as director. However if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxies may be voted FOR such substitute nominees, as the Board of Directors may designate.

     The Company's bylaws currently fix the number of members of the Board of Directors at seven or such greater number (not to exceed nine) as the Board of Directors shall determine from time to time. Because only five nominees are standing for election at the Annual Meeting, two vacancies will exist on the Board of Directors following the Annual Meeting. The Board of Directors intends to fill the vacancies after the Annual Meeting when appropriate candidates have been identified. Proxies cannot be voted for a greater number of persons than the number of nominees named therein.

     The following table sets forth the principal occupations for at least the last five years and the current directorships of the five nominees for director to be elected pursuant to Proposal No. 1.

ROBERT J. DINICOLA, Age 48.

CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND DIRECTOR

     Mr. DiNicola has served as Chairman of the Board, Chief Executive Officer and a director of the Company since April 18, 1994. For three years prior to joining the Company, Mr. DiNicola was a senior executive officer of The Bon Marche Division of Federated Department Stores, Inc., having served as Chairman and Chief Executive Officer of that Division from 1992 to 1994 and as its President and Chief Operating Officer from 1991 to 1992. From 1989 to 1991, Mr. DiNicola was a Senior Vice President of Rich's Department Store Division of Federated. For seventeen years, prior to joining the Federated organization, Mr. DiNicola was associated with Macy's, where he held various executive, management and merchandising positions, except for a one-year period while he held a division officer position with May Co.

GLEN ADAMS, Age 57.

DIRECTOR

     Mr. Adams has served as a director of the Company since July 21, 1993.
From 1990 to August 15, 1996, Mr. Adams served as Chairman, President and Chief Executive Officer of Southmark Corporation in Dallas, Texas. From 1986 to 1989, he served as Chairman, President and Chief Executive Officer of The Great Western Sugar Company. Mr. Adams is also a director of U.S. Home Corporation and Box Energy Corporation.

ANDREA JUNG, Age 37.

DIRECTOR

     Ms. Jung joined the board as a director on June 6, 1996. Ms. Jung is President, Global Marketing, for Avon Products, Inc. Prior to joining Avon, Ms. Jung served as an Executive Vice President at Neiman Marcus from 1991 to 1994. From 1987 to 1991, she served as Senior Vice President, General Merchandising Manager for I. Magnin. Ms. Jung served as General Merchandising Manager at J.W. Robinson's from 1985 to 1987 and was with Bloomingdales from 1979 to 1985, her latest position being Vice President and Merchandising Manager. Ms. Jung also serves as a director of the American Management Association and as a trustee of the Fashion Institute of Technology.

RICHARD C. MARCUS, Age 57.

DIRECTOR

     Mr. Marcus has served as a director of the Company since July 21, 1993. Mr. Marcus is a principal of InterSolve Group, Inc., a management services firm he cofounded in 1991. Since September 1994, Mr. Marcus has served in several capacities with Plaid Clothing Group, including as an outside director from September to November 1994, Chief Executive Officer and director from December 1994 through September 1995, and is presently an outside director. In July 1995, Plaid Clothing Group filed a petition of reorganization under Chapter 11 of the U.S. Bankruptcy Code.
From 1988 to 1991, Mr. Marcus was a private investor and consultant for companies serving the retail industry. From 1979 to 1988, he served as Chairman and Chief Executive Officer of Neiman Marcus in Dallas, Texas. Mr. Marcus also serves as a director of Edison Brothers Stores and as a director and a member of the Compensation Committee for Xcellenet, Inc.

ANDREW H. TISCH, Age 46.

DIRECTOR

     Mr. Tisch has served as a director of the Company since July 21, 1993. Mr. Tisch has been Chairman of the Management Committee of Loews Corporation since June 1994 and a member of that committee since October 1994. Mr. Tisch also served as Chairman of the Board and Chief Executive Officer of Lorillard, Inc. from 1989 to June 1995. From 1980 to 1989, he served as President of Bulova Corporation and has served as its Chairman of the Board since June of 1995.
From 1985 to 1989, Mr. Tisch served as a director of Gordon Jewelry Corporation prior to its acquisition by the Company. Mr. Tisch currently serves as a director of Loews Corporation, Bulova Corporation and Vegan Development Company.


                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The following discussion of meetings of the Board of Directors and the committees thereof includes meetings occurring during the Company's 1996 fiscal year beginning on August 1, 1995 and ending July 31, 1996.

     The standing committees of the Board of Directors are the Audit and Compensation Committees. Their principal functions and the names of the directors currently serving as members of those committees are set forth below.

     The Audit Committee has the power and authority to initiate or review the results of all audits or investigations into the business affairs of the Company and its subsidiaries, and to conduct pre- and post-audit reviews with the Company's management, financial employees and independent auditors. The Audit Committee also reviews the Company's quarterly and annual financial statements and reports. The Audit Committee met five times between August 1, 1995 and July 31, 1996. Glen Adams and Andrea Jung are the current members of the Audit Committee.

     Subject to the final decision of the Board of Directors, the Compensation Committee reviews the proposed compensation of the Company's Chief Executive Officer and all other corporate officers and considers management succession and related matters. In addition, during the fiscal year ended July 31, 1996, the Compensation Committee administered the Company's Stock Incentive Plan and other incentive compensation plans and dealt with other compensation plan issues. The Compensation Committee met in conjunction with the Board of Directors twice between August 1, 1995 and July 31, 1996. The current members of the Compensation Committee are Richard C. Marcus and Andrew H. Tisch. Frank E. Grzelecki, who served as Chairman of the Compensation Committee during the fiscal year, will not stand for reelection at the Annual Meeting.

     From August 1, 1995 to July 31, 1996, the Board of Directors met 11 times. No member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which such director served during that period.


                                 PROPOSAL NO. 2:

         AMENDMENT TO THE ZALE CORPORATION OMNIBUS STOCK INCENTIVE PLAN


     On July 27, 1993, the Board of Directors of the Company adopted the Zale Corporation Stock Option Plan which was amended and restated on July 27, 1994 and renamed the Omnibus Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan provides for the grant to officers and employees of the Company and its subsidiaries of options to purchase shares of the Common Stock of the Company, which options may be incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified stock options ("NQSOs"); stock appreciation rights ("SARs"), restricted stock ("Restricted Stock"), phantom stock ("Phantom Stock"), or stock bonuses ("Stock Bonuses"). As of September 5, 1996, 2,722,075 shares of Common Stock were reserved for issuance upon the exercise of options previously granted under the Stock Incentive Plan and 124,850 were reserved for the grant of future options.

     On July 18, 1996, the Board of Directors approved an amendment to the Stock Incentive Plan, subject to shareholder approval, to increase the number of shares of Common Stock reserved for issuance by an additional 500,000 shares, thereby increasing the number of shares of Common Stock available for future option grants under the Stock Incentive Plan to 624,850. The Board adopted this amendment to ensure that the Company will continue to have sufficient shares available under the Stock Incentive Plan to attract and retain key employees.

     At the Annual Meeting, the shareholders are being requested to consider and approve the foregoing amendment to the Stock Incentive Plan.

     The essential features of the Stock Incentive Plan are outlined below.

     PURPOSE OF THE STOCK INCENTIVE PLAN

     The purpose of the Stock Incentive Plan is to promote the interests of the Company and its shareholders by providing officers and other employees (including directors who are employees) of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

     MAJOR PROVISIONS OF THE PLAN

     The major provisions of the Stock Incentive Plan are as follows:

     ELIGIBILITY. The persons who are eligible to receive awards pursuant to the Stock Incentive Plan are those employees of the Company (including officers of the Company, whether or not they are directors of the Company) as the Committee (as defined below) selects from time to time. Directors who are not employees or officers of the Company are ineligible to receive Incentive Awards under the Plan. The Company estimates that at the present time approximately 10% of its approximately 9,500 employees are eligible employees to participate in the Stock Incentive Plan.

     ADMINISTRATION. The Stock Incentive Plan is administered by the Compensation Committee of the Board of the Directors (the "Committee") or such other committee as the Board of Directors appoints from time to time. The Committee at all times consists of two or more persons, each of whom is a member of the Board of Directors and who is not an employee of the Company. To the extent required for compensation realized from Incentive Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), members of the Committee shall be "outside directors" within the meaning of such Section.

     OPTION TYPES. The Stock Incentive Plan permits the Committee to grant, in its discretion, ISOs, NQSOs, SARs, Restricted Stock, Phantom Stock and Stock Bonuses. Stock options designated as Incentive Stock Options will comply with
Section 422 of the Code, including the requirement that the aggregate Fair Market Value, as defined in the Stock Incentive Plan, of Common Stock determined at the time of each grant that a holder may exercise for the first time in any calendar year shall not exceed $100,000. NQSOs, which are options that are not ISOs, entitle the holder to purchase up to the number of shares of Common Stock of the Company specified in the grant. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of Common Stock specified in the grant from the date granted to the date exercised. An exercised SAR will be paid in cash. SARs may be either Stand-Alone SARS, which are not granted in conjunction with an option, or Tandem SARs, which may be granted at the same time as, or, in the case of an NQSO, subsequent to the time that, its related option is granted. Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share will be permitted. Phantom stock are rights to receive in cash, within 30 days of the date on which such share vests, an amount equal to the (i) Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests. In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

     OPTION PRICE. The exercise price per share of options and SARs is determined by the Committee but will in no event be less than the Fair Market Value of a share of Common Stock on the date the option is granted. Payment for shares of Common Stock purchased upon exercise of an option shall be made by one or a combination of the following means: (i) in cash, (ii) in shares of Common Stock owned by the Participant (subject to approval of the Committee), or (iii) by such other provision as the Committee may from time to time authorize. The Company receives no payment upon the granting of options or other Incentive Awards pursuant to the Stock Incentive Plan.

     NONTRANSFERABILITY.   During the lifetime of the Participant, the Committee
may permit the transfer, assignment or other encumbrance of an outstanding option unless such option is an Incentive Stock Option and the Committee and the Participant intend that it retain such status. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

     TIME AND MANNER OF EXERCISE. Unless the applicable plan agreement provides otherwise, options granted under the Stock Incentive Plan and Stand-Alone SARs become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless otherwise provided in the plan agreement, no option will be exercisable prior to the first anniversary of the date of grant. A Tandem SAR will be exercisable only if and to the extent that its related option is exercisable. At the time of the grant of shares of Restricted Stock and Phantom Stock, the Committee will establish an issue date with respect to the shares of Restricted Stock and a vesting date with respect to shares of both the Restricted Stock and Phantom Stock.

     AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the Code. No action may reduce the participant's rights under any outstanding Incentive Award without the consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK INCENTIVE PLAN

     INCENTIVE STOCK OPTIONS. If an option under the Stock Incentive Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the option. However, an amount equal to the difference between the Fair Market Value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

     The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

     Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

     If an optionee disposes of shares acquired upon issuance of an ISO prior to completion of either of the above holding periods, the optionee will have made a "disqualifying disposition" of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the Fair Market Value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee's total compensation is deemed reasonable in amount.

     The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph). Any such capital gain or loss resulting form a disqualifying disposition of shares acquired upon exercise of an ISO will be long-term capital gain or loss if the shares with respect to which such gain or loss is realized have been held for more than twelve months.

     NQSOS. An optionee generally recognizes no taxable income as the result of the grant of an NQSO, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of an NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then Fair Market Value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of an NQSO.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee's total compensation is deemed reasonable in amount.

     Upon a sale of shares acquired pursuant to the exercise of an NQSO, any difference between the sale price and the Fair Market Value of the shares on the date of exercise will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than twelve months.

     STOCK BONUS/RESTRICTED STOCK AWARD. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the Fair Market Value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become "vested," i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees) is subject to withholding of income and applicable employment taxes at the time of vesting.

     Under the Stock Incentive Plan, participating individuals will not pay any consideration for stock transferred to them under the stock bonus/restricted stock award components of the Stock Incentive Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient's taxable year in which the stock is granted.

     If stock granted under the Stock Incentive Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the Stock Incentive Plan in the amount of the Fair Market Value of the stock then vesting.

     Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock's Fair Market Value at the time of the award. If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, individual's total compensation is deemed reasonable in amount.

     Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over
(b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for at least one year.

     If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the holding period) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

     SARS. Recipients of SARs generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the Fair Market Value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of an SAR.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual's total compensation is deemed reasonable in amount.

     Participating individuals will recognize gain upon the disposition of any stock received on exercise of an SAR equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for at least one year.

     PHANTOM STOCK. Recipients of Phantom Stock will recognize ordinary income in the taxable year in which cash is transferred to the individual. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, provided the individual's total compensation is deemed reasonable in amount.

     SECTION 162(m) OF THE CODE. Under Section 162(m) of the Code, compensation paid to any covered employee is potentially nondeductible by the Company to the extent that it exceeds $1,000,000. However, certain "performance-based compensation" is exempt from the $1,000,000 cap on deductibility. The Stock Incentive Plan contains provisions designed to qualify options and SARs granted thereunder to covered employees as "performance-based compensation" under Section 162(m). These provisions include: (1) grants to covered employees are made only by the Section 162(m) Committee; (2) the Stock
Incentive Plan states a maximum number of shares (600,000 shares) with respect to which options or SARs may be granted to any individual per fiscal year; (3) in the case of grants to covered employees, the option exercise price must be at least equal to the Fair Market Value of the stock on the date the option is granted; and (4) the Stock Incentive Plan has been approved by shareholders.

MARKET PRICE OF THE COMMON STOCK

     The closing price of the Common Stock as reported by the New York Stock Exchange was $18.625 per share on September 5, 1996. As of such date the aggregate market value of the shares of Common Stock available for issuance under the Stock Incentive Plan (including the 500,000 shares submitted for approval at the upcoming Annual Meeting) was $11,637,831. The total number of options held by named executive officers are as follows: Robert J. DiNicola - 1,175,000, Merrill J. Wertheimer - 116,000, Paul Leonard - 80,000, Beryl Raff - 140,000, and Alan P. Shor - 70,000. The total number of shares subject to options held by all executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are 1,868,000, 25,000, and 854,075, respectively.

     The Board of Directors recommends that the stockholders vote FOR the amendment to the Stock Incentive Plan.


                                 PROPOSAL NO. 3:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent public accountants for the interim period from April 1, 1994 to July 31, 1994 and for the fiscal years ended July 31, 1995 and July 31, 1996, and has been reappointed by the Board of Directors to serve in that capacity for the 1997 fiscal year. The Company has been advised that no member of Arthur Andersen LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of Arthur Andersen LLP will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of Arthur Andersen LLP, if desired.

     Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of Arthur Andersen LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors. If the stockholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 1997 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

     The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants.


                       EXECUTIVE AND DIRECTOR COMPENSATION

     The following tables set forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended July 31, 1996, July 31, 1995 and March 31, 1994, to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company. All compensation paid or accrued by the Company during the interim period from April 1, 1994 to July 31, 1994 (i.e., the transition period from the end of fiscal 1994 until the beginning of fiscal
1995), excluding base salary, are included as compensation paid for the fiscal year ended July 31, 1995.

------------------------------------------------------------------------------------------------------
                                       SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM
                                                                            COMPENSATION
                                                     ANNUAL COMPENSATION       AWARDS
------------------------------------------------------------------------------------------------------
                                                                             SECURITIES    ALL OTHER
                                                     SALARY                  UNDERLYING   COMPENSATION
          Name and Principal Position        YEAR    ($) (1)   BONUS($)(2)   OPTIONS(#)       ($)
------------------------------------------------------------------------------------------------------
Robert J. DiNicola, Chairman                 1996    750,000     621,075      500,000         8,702
 and Chief Executive Officer(3)  . . . . .   1995    679,791     325,000      675,000       620,383
------------------------------------------------------------------------------------------------------
Merrill J. Wertheimer,                       1996    275,000     113,864       50,000        10,141
 Executive Vice President -                  1995    230,708      81,535       66,000         7,880
 Finance and Chief Financial Officer . . .   1994    201,927      10,000                     17,440
------------------------------------------------------------------------------------------------------
Paul D. Leonard(5)                           1996    220,000     110,000       50,000         6,783
President, Guild Division                    1995    167,038      60,341       30,000       131,422
------------------------------------------------------------------------------------------------------
Beryl B. Raff(6)                             1996    260,000     112,489       75,000       150,677
President, Zale Division                     1995    174,359      69,744       65,000        68,909
------------------------------------------------------------------------------------------------------
Alan P. Shor(7)                              1996    275,000     113,864       35,000        62,274
Senior Vice President, Administration,       1995     43,718                   35,000        85,473
General Counsel and Secretary
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

_____________
(1) Includes amounts contributed by such executive officers to the Company's 401(k) savings plan.

(2)  Includes amounts deferred under the Executive Deferred Compensation Plan.

(3) Mr. DiNicola's "All Other Compensation" consists of the Company's Medical Expenses Reimbursement Plan of $5,972, group term life insurance premiums of $1,230 and a matching contribution by the Company in Company stock under its 401(k) plan of $1,500. Mr. DiNicola's "All Other Compensation" for 1995 includes a one-time bonus of $200,000 paid to Mr. DiNicola upon the commencement of his employment by the Company, a reimbursement of $150,000 for certain benefits Mr. DiNicola would have otherwise received from his former employer, $264,447 for relocation costs incurred by Mr. DiNicola in connection with the commencement of his employment by the Company, $5,472 in connection with the termination of the Company's Key Executive Medical Plan and $464 of term life insurance premiums paid by the Company.

(4) Mr. Wertheimer's "All Other Compensation" consists of the Company's Medical Expenses Reimbursement Plan of $5,071, group term life insurance premiums of $3,570 and a matching contribution by the Company in Company stock under its 401(k) plan of $1,500. Mr. Wertheimer's "All Other Compensation" for 1995 consists of $5,837 in connection with the termination Company's Key Executive Medical Plan, $1,215 of term life insurance premiums paid by the Company and $828 matching contribution by the Company in Company stock under its 401(k) plan.

(5) Mr. Leonard's "All Other Compensation" consists of $1,213 in relocation expenses, the Company's Medical Expenses Reimbursement Plan of $3,350, group term life insurance premiums of $720 and a matching contribution by the Company in Company stock under its 401(k) plan of $1,500. Mr. Leonard's FY95 "All Other Compensation" consisted of relocation expenses of $128,772 and the termination of the Company's Key Executive Medical Plan of $2,650.

(6) Ms. Raff's "All Other Compensation" consists of relocation expenses of $144,206, the Company's Medical Expenses Reimbursement Plan of $3,741, group term life insurance premiums of $1,230 and a matching contribution by the Company in Company stock under its 401(k) plan of $1,500. Ms. Raff's FY95 "All Other Compensation" consisted of a signing bonus of $50,000, termination of the Company's Key Executive Medical Plan of $2,136 and $16,773 in relocation expenses.

(7) Mr. Shor's "All Other Compensation" consists of relocation expenses and reimbursements related to his relocation of $55,717, the Company's Medical Expenses Reimbursement Plan of $4,637, group term life insurance premiums of $420 and a matching contribution by the Company in Company stock under its 401(k) plan of $1,500. Mr. Shor's FY95 "All Other Compensation" consisted entirely of relocation expenses and reimbursements related to his relocation.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

          The following table sets forth all stock option grants to the named executive officers during the year ended July 31, 1996.

-----------------------------------------------------------------------------------------------------------------------
                                                                                             POTENTIAL REALIZABLE VALUE
                                                                                              AT ASSUMED ANNUAL RATES
                                                                                            OF STOCK PRICE APPRECIATION
                                               INDIVIDUAL GRANTS                                FOR OPTION TERM (2)
-----------------------------------------------------------------------------------------------------------------------
                           NUMBER OF
                           SECURITIES       % OF TOTAL OPTIONS    EXERCISE OR
                       UNDERLYING OPTIONS  GRANTED TO EMPLOYEES    BASE PRICE   EXPIRATION
        NAME               GRANTED (#)        IN FISCAL YEAR         ($/SH)        DATE         5% ($)      10% ($)
-----------------------------------------------------------------------------------------------------------------------
Robert J.  DiNicola          500,000              45.72%            17.8750        7/9/06    $5,722,518   $14,406,159
-----------------------------------------------------------------------------------------------------------------------
Merrill J. Wertheimer         50,000               4.57%            17.6875       6/25/06       551,084     1,401,357
-----------------------------------------------------------------------------------------------------------------------
Paul Leonard                  50,000               4.57%            17.6875       6/25/06       551,084     1,401,357
-----------------------------------------------------------------------------------------------------------------------
Beryl Raff                    75,000               6.86%            17.6875       6/25/06       826,627     2,102,036
-----------------------------------------------------------------------------------------------------------------------
Alan P. Shor                  35,000               3.20%            17.6875       6/25/06       385,758       980,950
-----------------------------------------------------------------------------------------------------------------------

_____________

(1) Sets forth options granted under the Zale Corporation Omnibus Stock Incentive Plan (the "Stock Incentive Plan") for the fiscal year ended July 31, 1996. Upon the occurrence of a change of control (as defined in the Stock Incentive Plan), options shall become fully and immediately exercisable.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission. These amounts should not be construed as forecasts of possible future appreciation, if any, of the stock price for the Company's Common Stock.

                              FY-END OPTION VALUES

          The following table sets forth information with respect to the named executive officers concerning the number of securities underlying unexercised options and the value of unexercised options held as of July 31, 1996.

-----------------------------------------------------------------------------
                                                             VALUE OF
                           NUMBER OF SECURITIES             UNEXERCISED
                          UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                        OPTIONS AT FISCAL YEAR-END      AT FISCAL YEAR-END
                                    (#)                         ($)
------------------------------------------------------------------------------
NAME                    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------------------------------------------------------------
Robert J. DiNicola        312,500       862,500      $2,507,499    $2,663,748
------------------------------------------------------------------------------
Merrill J. Wertheimer      20,500        95,500         104,062       182,187
------------------------------------------------------------------------------
Paul Leonard                7,500        72,500          25,543        76,633
------------------------------------------------------------------------------
Beryl Raff                 16,250       123,750          55,937       167,812
------------------------------------------------------------------------------
Alan P. Shor                8,750        61,250          35,075       105,227
------------------------------------------------------------------------------


EXECUTIVE SEVERANCE ARRANGEMENTS

     Effective February 10, 1994, the Company adopted an executive severance plan for its executives (the "Severance Plan"), which becomes operative upon the occurrence of certain events, such as termination without cause (as defined). Under the Severance Plan, as amended effective May 20, 1995, Executive Vice Presidents, Company Senior Vice Presidents and Division Presidents are entitled to receive severance pay equal to one month of pay and benefits for each year of continuous service, with a minimum of three months of pay and a maximum of nine months of pay. Company Vice Presidents and directors, and Division Senior Vice Presidents, Vice Presidents and directors are entitled to severance pay equal to one week of pay for each year of continuous service, with a minimum of twelve weeks of pay and a maximum of twenty-six weeks of pay. Each of Mr. Wertheimer, Mr. Leonard, Ms. Raff and Mr. Shor, in addition to other executive officers of the Company, are eligible to receive benefits under the Severance Plan in accordance with its terms.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     On September 14, 1995, each of the Boards of Directors of the Company and Zale Delaware, Inc., a wholly-owned subsidiary of the Company ("ZDel") approved the preparation and implementation of the Zale Delaware, Inc. Supplemental Executive Retirement Plan (the "Plan"), which was executed on behalf of the Company February 23, 1996, to be effective as of September 15, 1995. The purpose of the Plan is to provide eligible executives with the opportunity to receive payments each year after retirement equal to a portion of their Final Average Pay as defined below. On July 18, 1996, the Company amended the Plan to clarify the definition of "Change of Control" in the Plan.

     A participant becomes vested in his benefit in the Plan after completing five years of service with the Company after September 14, 1995. A participant also becomes vested in his Plan benefits upon a change of control of the Company or the death or disability of the participant while an active employee. A retired participant who is vested is entitled to monthly payments continuing over the life of the participant (or, at the election of the participant, in a joint and 50% survivor annuity with his or her surviving spouse) commencing on the first day of the month immediately following the participant's 65th birthday. The amount of each payment is determined under the following formula:


                       BENEFIT POINTS X FINAL AVERAGE PAY
                       ----------------------------------
                                       100

     Benefit Points are calculated based on a goal for earnings before interest, taxes, depreciation and amortization established each plan year by the Compensation Committee of the Company. The Final Average Pay means the average of the monthly base salary received by the participant from the Company in the 60-month period ending immediately prior to the participant's retirement or other termination from the Company. The estimated annual benefits payable upon retirement at normal retirement age for Robert J. DiNicola, Merrill J. Wertheimer, Paul Leonard, Beryl Raff and Alan P. Shor are $450,566, $74,891, $204,457, $211,839 and $294,577, respectively. The calculation of these amounts assumes (1) each named executive officer's current salary increased by 5% per year until normal retirement age and (2) Benefit Points will equal two points per year with 30 points as a maximum number of Benefit Points which can be factored in the equation.

EMPLOYMENT AGREEMENTS

     DINICOLA EMPLOYMENT AGREEMENT. On March 14, 1994, Mr. DiNicola entered into an employment agreement with the Company that will expire on April 17, 1998, unless earlier terminated. Mr. DiNicola serves as the Company's Chairman of the Board and Chief Executive Officer as a requirement of his employment agreement. Pursuant to his employment agreement, Mr. DiNicola will receive an annual base salary of not less than $650,000 (subject to annual review and potential increase by the Board of Directors). Mr. DiNicola is eligible to participate in any incentive bonus plan authorized by the Board of Directors.

     If Mr. DiNicola's employment is terminated without cause (as defined), he will be entitled to receive his base salary for the remainder of the term of the agreement (subject to mitigation in certain circumstances). In the event of a change of control (as defined), the term of Mr. DiNicola's agreement will be extended for 30 months from the date of the change of control (if that period is longer than the unexpired term of the agreement), unless the Company had previously given notice of its termination of Mr. DiNicola's employment. Notwithstanding the foregoing, if Mr. DiNicola's employment is terminated while the Company is actively considering participating in a change of control, and if that change of control is consummated within four months of the date of termination of his employment, the term of Mr. DiNicola's employment will nevertheless be extended for 30 months from the date of the change of control.

DIRECTOR COMPENSATION

     Each Non-Employee director of the Company receives an annual retainer fee of $10,000, and is entitled to a $3,000 fee for each board meeting attended in person and a $1,000 fee for each meeting attended by telephone. A chairman of a committee of the Board of Directors receives an additional annual retainer fee of $2,500, and each committee member is entitled to $1,000 for each committee meeting attended, whether in person or by telephone, unless such committee meeting is held on the same day as a meeting of the Board of Directors. Non-employee directors also receive grants of options to purchase Common Stock under the 1995 Outside Directors' Stock Incentive Plan.

DIRECTOR INDEMNIFICATION ARRANGEMENTS

     During 1993, each of the Company and ZDel entered into indemnification agreements (the "Indemnification Agreements") with the directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was, is, or is threatened to be made, a party by reason of his service as a director, officer, employee or agent of the Company subsequent to July 21, 1993, provided that the director acted in good faith and in a manner he reasonably believed to be in the best interest of the Company or ZDel, as applicable, and, with respect to any criminal action or proceeding, provided he had reasonable cause to believe his actions were lawful. Each Indemnification Agreement also provides for the advancement of expenses incurred by the director in defending any proceeding. The Company will enter into a similar agreement with Ms. Jung, who became a director June 6, 1996, and may enter into similar agreements with any new directors elected in the future.

     The Company and ZDel also entered into a Trust Agreement with United States Trust Company of New York, as trustee, pursuant to which $1,000,000 was deposited with the trustee to secure the performance of the Company and ZDel under the Indemnification Agreements and under the indemnification provisions of the Certificate of Incorporation and Bylaws of the Company or ZDel or applicable law.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, there were no Compensation Committee interlocks.


                           RELATED PARTY TRANSACTIONS

     As of August 30, 1996, Greg Humenesky, an executive officer of the Company, owed the

Company $100,000, which is payable in full plus interest at the rate of 7% per annum, on the first to occur of December 31, 1996 or Mr. Humenesky's termination of employment with the Company. This indebtedness represents a loan made by the Company to finance Mr. Humenesky's relocation to the Dallas, Texas area. The largest amount of this indebtedness outstanding since August 1, 1995, was $ 120,000.

     As of August 30, 1996, Mary Forte, an executive officer of the Company, owed the Company $61,245, which is payable in full plus interest at the rate of 7% per annum, on the first to occur of December 31, 1996 or Ms. Forte's termination of employment with the Company. This indebtedness represents a loan made by the Company to finance Ms. Forte's relocation to the Dallas, Texas area. The largest amount of this indebtedness outstanding since August 1, 1995, was $107,000.

     In connection with the July 1996 underwritten public offering of the Company's Common Stock by Apollo Jewelry Partners, L.P. ("Apollo"), the Company and Apollo entered into an agreement pursuant to which Apollo agreed to pay up to $275,000 of expenses of the offering incurred by the Company (other than underwriting discounts and commissions), with any excess being paid 50% by Apollo and 50% by the Company. Apollo and the Company have each agreed to indemnify the other against certain liabilities which may arise from the offering. Apollo was the beneficial owner of more than 5% of the Company's Common Stock until September 11, 1996 when Apollo sold all of its remaining 2,125,854 shares of Common Stock. Mr. Peter Copses, who resigned as a member of the Board of Directors on September 10, 1996, is an officer of Apollo Capital Management, Inc., the general partner of Apollo Advisors, L.P., the managing general partner of AIF II, L.P., which is the sole general partner of Apollo.

     From August 1, 1995 until August 31, 1995, which is the period during the 1996 fiscal year for which Swarovski International Holding A.G. ("Swarovski") was a beneficial owner of more than 5% of the Company's Common Stock, the Company purchased approximately $125,000 of fashion jewelry and giftware merchandise from Swarovski. On August 31, 1995, the Company repurchased the 1,852,884 Series B Warrants held by Swarovski for an aggregate purchase price of approximately $9.3 million, which represented a discount, on a per warrant basis, to the then current trading price of the Company's publicly traded Series A Warrants. The Series B Warrants were not publicly traded.



                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION


     Subject to the final decision of the Board of Directors, the Compensation Committee (the "Committee") actively reviews the proposed compensation of the Company's Chief Executive Officer and all other corporate officers and considers management succession and related matters. In addition, the Committee administers the Company's Stock Incentive Plan and its other incentive compensation plans.

     Under the supervision of the Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's executives with those of its stockholders. The objectives of the Company's executive compensation program are to:

     - Support the achievement of the Company's strategic operating objectives;

     - Provide compensation that will attract and retain superior talent and reward the executives based upon Company and individual performance;

     - Align the executives' financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance); and

     - Provide a strategic balance between short- and long-term incentive compensation such that it encourages a balanced perspective on the part of the executive between short-term profit goals and long-term value creation.

     The Company's executive compensation program consists of base salary, annual cash incentive compensation in the form of performance bonuses, long-term incentive compensation in the form of stock options, restricted stock grants and other equity incentives, supplemental executive benefits and various other benefits, including life and medical insurance plans.

     BASE SALARIES. It is the Committee's objective to maintain base salaries that are reflective of the financial performance of the Company and the individual executive's experience, responsibility level and performance, and that are competitive with the salary levels of executives at other companies engaged in the same or similar lines of business with revenues in a range comparable to those of the Company. The Committee intends to monitor the salaries of all corporate officers annually and to make any adjustments it deems necessary and appropriate.

     BONUSES. For fiscal 1996, the annual bonuses available to the Company's executive officers were based upon quantitative measures of the Company's financial performance as measured by corporate or division earnings before interest, taxes, depreciation and amortization ("EBITDA") targets and EBITDA as a percentage of total sales, set forth in the Company's annual financial plan.

     Bonus opportunity was calculated as a percentage of the recipient's base salary. Specifically, corporate or operating division participants could earn up to 70% of their respective maximum bonus opportunities if the Company or the operating division exceeded their respective EBITDA bonus targets and up to 30% of their respective maximum bonus opportunities if the Company or the operating division exceeded their respective EBITDA as a percentage of sales targets. For those employees who do not work for an operating division, no bonus could be achieved if the Company failed to attain at least the minimum threshold target for EBITDA. For those employees who work for an operating division (i.e., the Zale Division, the Gordon Division, the Guild Division and the Diamond Park Division), no bonus could be paid if the division failed to achieve at least the minimum threshold target for EBITDA.

     For fiscal year 1997, the Company has elected to maintain the same bonus program with appropriate changes in the targets for EBITDA and EBITDA as a percentage of sales.

     EQUITY INCENTIVES. The Company's Omnibus Stock Incentive Plan (the "Stock Incentive Plan") currently forms the basis for the Company's long-term incentive plan for executives and key employees. The Stock Incentive Plan provides for the grant of stock options, SARs, restricted stock, stock bonuses and phantom stock. To date, only stock options have been issued in connection with the Stock Incentive Plan. The purpose of the Stock Incentive Plan is to promote the interests of the Company and its shareholders by providing officers and other employees (including directors who are employees) of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

     During the fiscal year ended July 31, 1996, option awards were made to approximately 75 of the Company's employees covering 1,103,100 shares of Common Stock. All options were granted with an exercise price equal to the Fair Market Value of the Company's Common Stock at the date of grant, have a term of ten years, and become exercisable 25% per year beginning one year from the date of grant.

     The Committee, in satisfying its duty to establish the compensation levels of the Company's Chief Executive Officer and its other corporate officers, considered and approved management's recommendations for the 1996 fiscal year with respect to changes to the elements and levels of compensation paid to such officers. The Committee consulted with the Company's human resources department and/or outside compensation consultants in evaluating the recommendations made by management. The Committee, in its role as administrator of the Stock Incentive Plan, intends to review periodically with the Company's human resources department and/or outside compensation consultants the levels and types of cash incentives and stock-based compensation that are appropriate for a corporation similarly situated to the Company.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Under the terms of his employment agreement, Mr. DiNicola receives an annual base salary of not less than $650,000. This base salary is subject to annual review and potential increase by the Board of Directors. See "Executive and Director Compensation - Employment Agreements." After a review of the salaries of the chief executive officers of a number of retail and specialty retail companies of similar size to the Company and a review of the Company's performance, the Board of Directors
increased Mr. DiNicola's base salary to $750,000 effective April 18, 1995.   An
annual bonus for Mr. DiNicola for fiscal 1996 was awarded pursuant to the terms of the Company's annual bonus plan. As described in "Executive and Directors Compensation - Summary Compensation Table, Mr. DiNicola received a bonus of $621,075. In addition, he received an award of 500,000 stock options, which are intended to cover a five-year employment period, subject to annual review and potential increase by the Board.

     SECTION 162(m). Section 162(m) of the Code prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a "covered employee" in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Code. Generally covered employees are the executive officers named in the Summary Compensation Table. The Stock Incentive Plan has been designed to meet the proposed regulations so that compensation realized in connection with stock options, stock appreciation rights and other performance-based equity incentives granted under the Stock Incentive Plan will also be excluded from the deduction limit.

                              Richard C. Marcus
                              Andrew H. Tisch

CORPORATE PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for the Company, the S&P 500 Index and the Dow Jones Retail - All Specialty Index for the period since August 1, 1993 (the date on which the Company's Common Stock began trading publicly). The comparison assumes $100 was invested on August 1, 1993 in the Company's Common Stock and in each of the two indices and, for the S&P 500 Index and the Dow Jones Retail - All Specialty Index,
assumes reinvestment of  dividends.   The Company has not paid dividends
since August 1, 1993.







                                    [GRAPH]







---------------------------------------------------------------------------------------------------------------------------
                        08/01/93  10/29/93  01/31/94  04/29/94  07/29/94  10/31/94  01/31/95  04/28/95  07/31/95  01/31/95
---------------------------------------------------------------------------------------------------------------------------
Zale Corporation        $100.00   $ 97.45   $ 96.10   $ 93.51   $ 93.51   $131.17   $106.49   $121.43   $148.05   $153.25
---------------------------------------------------------------------------------------------------------------------------
S&P 500                 $100.00   $105.12   $108.96   $102.69   $105.15   $109.17   $109.53   $120.59   $132.57   $137.98
---------------------------------------------------------------------------------------------------------------------------
S&P Specialty Retail    $100.00   $101.11   $100.51   $ 98.46   $ 97.59   $106.99   $ 99.85   $ 92.73   $103.84   $ 87.42
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                        01/31/96  04/30/96  07/31/96
-----------------------------------------------------
Zale Corporation        $143.48   $193.56   $180.57
-----------------------------------------------------
S&P 500                 $151.80   $156.97   $154.48
-----------------------------------------------------
S&P Specialty Retail    $ 93.01   $106.80   $108.00
-----------------------------------------------------

     THE STOCK PRICE PERFORMANCE DEPICTED IN THE ABOVE GRAPH IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE. THE CORPORATE PERFORMANCE GRAPH WILL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY FILING BY THE COMPANY UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE GRAPH BY REFERENCE.

                           SECTION 16(A) REPORTING

          Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Commission initial reports ("Form 3") of beneficial ownership and reports of changes ("Form 4") in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with for the year ended July 31, 1996, except that the following filing was late: Ms. Andrea Jung's Form 3.

                                OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                             VOTING REQUIREMENTS

     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by plurality vote. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable Delaware law, broker non-votes will have no effect on the outcome of the election of directors.

     With regard to Proposal No. 2, approval of the Amendment to the Stock Incentive Plan, and Proposal No. 3, the ratification of independent public accountants, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. Approval of each such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions will have the effect of votes against the approval of the matter. However, under applicable Delaware law, a broker non-vote with respect to the proposed amendment will have no effect on the outcome of the approval of the Amendment.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the amendment to the Stock Incentive Plan, FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual

Meeting.


                  STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

     The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

     As described more fully in the Company's Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company's books and (B) the class and number of shares of the Company that are owned of record by such stockholder.

     Pursuant to the Company's Bylaws, to be timely, notice of persons to be nominated by a stockholder as a director at a meeting of stockholders must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the meeting date was mailed or such public disclosure was made or, in the case of an annual meeting, if earlier than such tenth day, the sixtieth day before the anniversary date of the last annual meeting (September 3, 1996 in the case of the 1996 annual stockholders' meeting). The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy rules if the stockholder intends to solicit proxies in favor of the election of its nominee(s).


                            STOCKHOLDER PROPOSALS

     Stockholder proposals to be included in the Company's Proxy Statement relating to the 1997 Annual Meeting of Stockholders of the Company must be received by no later than June 4, 1997 at the Company's principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

                          AVAILABILITY OF FORM 10-K


     The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report on Form 10-K for the Fiscal Year Ended July 31, 1996, as filed with the Commission. Such requests should be addressed to Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations, MS 6B-3.

     The foregoing Notice and Proxy Statement are sent by order of the Board of Directors.

                                   ALAN P. SHOR
                                   SENIOR VICE PRESIDENT, ADMINISTRATION
                                   GENERAL COUNSEL AND SECRETARY

October 2, 1996

                                   APPENDIX A

                                ZALE CORPORATION

                          OMNIBUS STOCK INCENTIVE PLAN
                                 July 27, 1994



1.   PREAMBLE

     The Zale Corporation Stock Option Plan became effective on the Effective Date (as defined in Section 2(j) below), having been, and having been deemed to be, approved by a vote of the stockholders of Zale Corporation pursuant to Sections 6.1(e) and (f) of the Bankruptcy Plan (as defined in Section 2(a) below). Section 11 of the Stock Option Plan provides that the Board of Directors of Zale Corporation may amend the Plan at any time, subject to stockholder approval in certain circumstances. On June 15, 1994, the Board of Directors adopted an amendment restating the Stock Option Plan in its entirety, effective on the Effective Date, and renaming it the Zale Corporation Omnibus Stock Incentive Plan. The restated plan is set forth in this document. This Zale Corporation Omnibus Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing officers and other employees (including directors who are employees) of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

2.   DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Bankruptcy Plan" means the Plan of Reorganization under Chapter 11 of the Bankruptcy Code for the Company and its Affiliated Debtors dated March 24, 1993, as modified, and confirmed by order, entered May 20, 1993, of the United States Bankruptcy Court for the Northern District of Texas, Dallas Division.

     (b)  "Board of Directors" shall mean the Board of Directors of the Company.

     (c) "Cause," when used in connection with the termination of a Participant's employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his duties and obligations to the Company (other than any such failure resulting from his incapacity due to physical or mental illness) or
          (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2
          (c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company. The Company shall determine whether a termination of employment is for Cause and shall notify the Committee of such a determination.

     (d)  "Change in Control" shall mean any of the following occurrences:

          (1) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

          (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3, no person may serve on the Committee if, during the year preceding such service, he was granted or awarded equity securities of the Company (including options on such securities) under the Plan or any other plan of the Company or any affiliate thereof, other than a plan described in Rule 16b-3(c)(2)(ii). To the extent required for compensation realized from Incentive Awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be "outside directors" within the meaning of such Section.

     (g) "Company" shall mean Zale Corporation, a Delaware corporation, and each of its subsidiaries.

     (h)  "Company Stock" shall mean the common stock of Zale Corporation.

     (i) "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him; or (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code.

     (j) "Effective Date" shall mean July 30, 1993, the effective date of the Bankruptcy Plan.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) The "Fair Market Value" of a share of Company Stock with respect to any day shall be the average of the high and low sale prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or on a national securities exchange if listed thereon. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Committee in its absolute discretion.

     (m) "Incentive Award" shall mean an Option, Tandem SAR, Stand-Alone SAR, share of Restricted Stock, share of Phantom Stock or Stock Bonus granted pursuant to the terms of the Plan.

     (n) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

     (o) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e).

     (p) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     (q) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

     (r) "Participant" shall mean an employee of the Company to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

     (s)  A share of "Phantom Stock" shall mean the right, granted pursuant to
          Section 11, to receive in cash the Fair Market Value of a share of Company Stock.

     (t) "Plan" shall mean the Zale Corporation Omnibus Stock Incentive Plan, as it may be amended from time to time.

     (u) "Plan Agreement" shall mean the written agreement between the Company and a Participant evidencing an Incentive Award.

     (v) A share of "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c).

     (w) "Rule 16b-3" shall mean the rule thus designated as promulgated under the Exchange Act.

     (x) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 which is not related to any Option.

     (y) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

     (z) "Subsidiary" shall mean any corporation in which, at the time of reference, the Company owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

     (aa) "Tandem SAR" shall mean a stock appreciation right granted pursuant to
          Section 8 which is related to an Option.

     (bb) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.   STOCK SUBJECT TO THE PLAN

     (a)  SHARES AVAILABLE FOR AWARDS

          The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 3,055,000 shares. Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     (b)  INDIVIDUAL LIMITATION

          The total number of shares of Company Stock subject to Options and to Stand-Alone SARs, awarded to any one employee during any fiscal year of the Company, shall not exceed 600,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 3(b) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

     (c)  ADJUSTMENT FOR CHANGE IN CAPITALIZATION

          If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitation set forth in Section 3(b), shall be proportionately adjusted by the Committee, whose determination shall be final, binding and conclusive. After any adjustment made pursuant to this Section 3(c), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

     (d)  RE-USE OF SHARES

          The following shares of Company Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation or termination of such Award for any reason whatsoever, any shares of Restricted Stock forfeited, provided that any dividends paid on such shares are also forfeited; and any shares in respect of which a stock appreciation right is settled for cash.

4.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount, type and other features of each Incentive Award.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment. Decisions of the Committee shall be final and binding on all parties. Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term "Committee" as used herein shall be deemed to mean the Board of Directors.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR, and (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company) as the Committee shall select from time to time. Directors who are not employees or officers of the Company shall not be eligible to receive Incentive Awards under the Plan.

 6.  AWARDS UNDER THE PLAN; PLAN AGREEMENTS

     The Committee may grant Options, Tandem SARs, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by a Plan Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

7.   OPTIONS

     (a)  IDENTIFICATION OF OPTIONS

     Each Option shall be clearly identified in the applicable Plan Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b)  EXERCISE PRICE

     Each Plan Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

     (c)  TERM AND EXERCISE OF OPTIONS

          (1) Unless the applicable Plan Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Plan Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (I) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at lease six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee, by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

          (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

     (d)  LIMITATIONS ON INCENTIVE STOCK OPTIONS

          (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary corporation" of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  EFFECT OF TERMINATION OF EMPLOYMENT

          (1) Unless the applicable Plan Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death
               (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Plan Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

     (f)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

8.  TANDEM SARS

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Company Stock less than or equal to the number of shares of Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that, its related Option is granted.

     (a)  BENEFIT UPON EXERCISE

          The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

     (b)  TERM AND EXERCISE OF TANDEM SAR

          (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

          (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARs to the extent that the number of shares of Company Stock remaining subject to such Option is less than the number of shares subject to such Tandem SARs.

               Such Tandem SARs shall be canceled in the order in which they became exercisable.

          (3) A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

          (5) A Tandem SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.   STAND-ALONE SARS

     (A)  EXERCISE PRICE

          The exercise price per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

     (B)  BENEFIT UPON EXERCISE

          The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable.

     (C)  TERM AND EXERCISE OF STAND-ALONE SARS

          (1) Unless the applicable Plan Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Plan Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

          (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.


          (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (D)  EFFECT OF TERMINATION OF EMPLOYMENT

          The provisions set forth in Section 7 (e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARs.

     (E)  ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL

          Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.  RESTRICTED STOCK

     (a)  ISSUE DATE AND VESTING DATE

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e), Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in
          Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall cease to apply to such share.

     (b)  CONDITIONS TO VESTING

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve such performance goals as the Committee may specify.

     (C)  RESTRICTIONS ON TRANSFER PRIOR TO VESTING

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (D)  DIVIDENDS ON RESTRICTED STOCK

          The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

     (E)  ISSUANCE OF CERTIFICATES

          (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                    The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Zale Corporation Omnibus Stock Incentive Plan and a Plan Agreement entered into between the registered owner of such shares and Zale Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003.

               Such legend shall not be removed until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to this Section 1O(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

     (F)  CONSEQUENCES OF VESTING

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10 (e).

     (G)  EFFECT OF TERMINATION OF EMPLOYMENT

          (1) Subject to such other provision as the Committee may set forth in the applicable Plan Agreement, and to the Committee's amendment authority pursuant to Section 4, during the 90 days following termination of a Participant's employment for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares. In the event that the Company requires such a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares.

     (H)  EFFECT OF CHANGE IN CONTROL

          Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest.

11.  PHANTOM STOCK

     (a)  VESTING DATE

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  BENEFIT UPON VESTING

          Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  CONDITIONS TO VESTING

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve such performance goals as the Committee may specify.

     (d)  EFFECT OF TERMINATION OF EMPLOYMENT

          (1) Subject to such other provision as the Committee may set forth in the applicable Plan Agreement, and to the Committee's amendment authority pursuant to Section 4, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant's termination of employment for any reason other than Cause.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

     (e)  EFFECT OF CHANGE IN CONTROL

          Upon the occurrence of a Change in Control, all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest.

12.  STOCK BONUSES

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.  RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Plan Agreement shall confer upon any Participant any right respect to continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase, or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude, the Committee from making subsequent grants to such Participant or any other person.

15.  SECURITIES MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the National Association of Securities Dealers Automated Quotation System and any other securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the National Association of Securities Dealers Automated Quotation System and any other securities exchange on which shares of Company stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.  WITHHOLDING TAXES

     Whenever cash to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Common Stock are subject to Section 16(b) of the Exchange Act shall be: (a) subject to the approval of the Committee in its sole discretion; (b) irrevocable; (c) made no sooner than six months after the grant of the award with respect to which the election is made; and
(d) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an Option and both the election and the exercise occur prior to the Tax Date in a "window period" of 10 business days beginning on the third day following release of the Company's quarterly or annual summary statement of sales and earnings.

17.  NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

     If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

18.  NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE
CODE

     Each Plan Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421 (b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

19.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such shareholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

20.  NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, Tandem SAR or Stand-Alone SAR.

21.  TRANSFERS UPON DEATH; NONASSIGNABILITY

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status, or (z) the award is meant to qualify for the exemptions available under Rule 16b-3 and the Committee and the Participant intend that it shall continue to so qualify.

22.  EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purpose.

23.  FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and renditions of the Plan or the applicable Plan Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

24.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan became effective on the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

25.  APPLICABLE LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Texas, without reference to the principles of conflicts of law.

                                [LETTERHEAD]



Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Zale Corporation to be held at 10:00 a.m., October 30, 1996 at our corporate headquarters located at 901 W. Walnut Hill Lane, Irving, TX. Whether or not you attend the meeting, we hope that you will be represented at the meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible. Thank you for your consideration of the matters presented.

                                     Sincerely,



                                     /s/ ROBERT J. DINICOLA

                                     Robert J. DiNicola
                                     Chairman of the Board and
                                     Chief Executive Officer



                                DETACH HERE                             ZAL 3


/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3. MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of Directors:

NOMINEES: Robert J. DiNicola, Glen Adams, Andrea Jung, Richard Marcus and Andrew H. Tisch.

                    FOR            WITHHELD

                    / /               / /

/ / ______________________________________            MARK HERE   / /
    For all nominees except as noted above          FOR ADDRESS
                                                     CHANGE AND
                                                     NOTE BELOW


                                                FOR       AGAINST    ABSTAIN
2. Proposal to amend the Company's Omnibus      / /         / /        / /
   Stock Incentive Plan to increase the
   number of shares of Common Stock
   reserved for issuance under such plan by an additional 500,000 shares.

                                                FOR       AGAINST    ABSTAIN
3. To ratify the appointment of Arthur          / /         / /        / /
   Andersen LLP as the Company's
   independent public accountants.

4. In their discretion, the proxies are
   authorized to vote as described in the
   proxy statement and upon such other
   business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN EXACTLY AS NAME APPEARS ON STOCK
CERTIFICATE. IF STOCK IS HELD IN THE NAME OF
TWO OR MORE PERSONS, ALL MUST SIGN. WHEN SIGNING
AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR
GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A
CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME
BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
AUTHORIZED PERSON.

SIGNATURE: _______________________  DATE: ________

SIGNATURE: _______________________  DATE: ________

                             DETACH HERE                             ZAL 3

                           ZALE CORPORATION
                       901 WEST WALNUT HILL LANE
P                      IRVING, TEXAS 75038-1003
R
O                         COMMON STOCK PROXY
X              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Y          FOR ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 30, 1996

   The undersigned appoints ROBERT J. DiNICOLA, MERRILL J. WERTHEIMER and ALAN
P. SHOR, each of them, proxies with full power of substitution, to represent and to vote as set forth herein all the shares of Common Stock of Zale Corporation held of record by the undersigned on September 5, 1996, at the Annual Meeting of Stockholders of Zale Corporation (the "Company") to be held at the Company's Corporate headquarters located at 901 West Walnut Hill Lane, Irving, Texas 75038-1003, at 10:00 a.m. local time, on Wednesday, October 30, 1996, and any adjournments thereof.

                                                                SEE REVERSE
               CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE